UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2007


                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


           0-22446                                       95-3015862
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   (Commission File Number)                 (IRS Employer Identification No.)


   495A South Fairview Avenue, Goleta, California                    93117
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      (Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code          (805) 967-7611
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 16, 2007, Deckers Outdoor Corporation (the "Company") announced that on August 13, 2007 the Company received a determination letter from the staff of the Nasdaq Stock Market indicating that the Company is not in compliance with the SEC filing requirements for continued listing on the Nasdaq Global Select Market, as set forth in Marketplace Rule 4310(c)(14). As anticipated, the letter was issued in accordance with Nasdaq procedures due to the delayed filing of the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2007. The Company has requested a hearing before the Nasdaq Listing Qualifications Panel (the "Panel") to review the staff's determination. The hearing request will automatically stay the delisting of the Company's common stock, and shares of the Company's common stock will continue trading on the Nasdaq Global Select Market, pending the outcome of the Panel's decision. However, there can be no assurance that the Panel will grant the Company's request for continued listing as a result of the hearing.

A copy of the Company's press release announcing its receipt of a determination letter from the Nasdaq staff and the Company's request for a hearing is filed with this report as Exhibit 99.1 and is hereby incorporated by reference.


Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.    Description
         -------------   -------------------------------------------------------
            99.1         Press Release dated August 16, 2007, issued by Deckers
                         Outdoor Corporation


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DECKERS OUTDOOR CORPORATION

Date: August 16, 2007                                /s/ Zohar Ziv
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                                                     Zohar Ziv
                                                     Chief Financial Officer